CHINA TRANSINFO TECHNOLOGY CORP.

- Leading Transportation Information Technology Provider in China
- Sustainable Accelerated Growth
- Attractive Market Opportunities
- Proven Track Record

www.chinatransinfo.com

November, 2008

Safe Harbor

        Any statements set forth in this presentation that are not historical facts are forward looking statements that involve risks and uncertainties  that  could  cause  actual results  to  differ  materially from those in the forward-looking statements, which may include, but not limited to, factors related to the China
TransInfo’s anticipated growth strategies, future business development, ability to attract and retain new clients, ability to develop new GIS software and hardware, expand to other related industries or markets in other geographical locations, and other information detailed from time to time in the filings and future filings with the United States Securities and Exchange Commission.  Anyone interested in obtaining information on China TransInfo should contact China TransInfo or CCG,  as set forth below, to receive the
China TransInfo’s most recent financial reports. This presentation was developed by China TransInfo and is intended  solely for  informational  purposes  and is not to be construed as an offer to sell or the solicitation of an offer to buy the Company’s stock.  This profile is based upon information available to the public, as well as other information from  sources  which  management  believes to be reliable, but is not guaranteed by the Company as being  accurate  nor  does it purport to be complete.  Opinions  expressed herein are  those  of management as of the date of publication and are subject to change without notice.
Other than as required under securities laws, China TransInfo does not assume a duty to update these forward looking statements.

CHINA TRANSINFO TECHNOLOGY CORP.

CTFO Daily
11/11/08
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Volume
©BigCharts.com
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Thousands
Dec
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Sep
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Nov

www.chinatransinfo.com
3

Company Snapshot

Listed  on NASDAQ

CTFO

Price( Nov 11,2008)

$4.00

Shares Outstanding

22.2 m

Market Capitalization

$88.8m

Revenue (TTM)

$22.6 m

Net Income (TTM)

$7.8 m

EPS (TTM)

$0.38

CHINA TRANSINFO TECHNOLOGY CORP.

30
25
20
15
10
5
0
5.5
7.2
11.9
30
2005
2006
2007
2008
Projected

12
10
8
6
4
2
0
2.2
3
4.4
11
2005
2006
2007
2008
Projected

www.chinatransinfo.com
4

Company Overview

The largest traffic information processor,
traffic volume surveyor, and real time traffic
information provider in China

Major subsidiary, PKU, founded in October,
2000

Products targeted for transportation
authorities under the management of the
Ministry of Communication as well as the
general public

Nationwide presence – 9 offices in China
with headquarters in Beijing

300 employees nationwide, 30 PhD
researchers in PKU labs

2008 – 9 months-$18.7M in Revenue, $7.0M in
net income

Project to generate revenue of $30M, net
income of $11M in 2008

Net Income (in Million)

Revenue (in Million)

CHINA TRANSINFO TECHNOLOGY CORP.

高新技术企业认定证书
安全生产许可证

www.chinatransinfo.com
5

Technological Leadership

China TransInfo has been honored with 9 achievement awards and 23 copyrights

Proven track record of success with a high win rate for model cases; 90% win ratio for new bids  in 2007 and 2008

First domestic company to
develop technology for
processing and broadcasting
real-time traffic data

First mover advantage in the 3D
GIS segment

Developed the first and only
three dimensional GIS platform
software in China

CHINA TRANSINFO TECHNOLOGY CORP.

北京大学	中关村管委会	ESRI中国有限公司
ORACLE	TPRI 交通部规划研究院	交通部科学研究院
交通部公路科学研究院	北京市交通委员会	成都市交通委员会
新疆交通厅	呼和浩特市交通局	长江航运信息中心

6
www.chinatransinfo.com
北大千方 TRANSINFO

Strong Partnerships & Client Base

Strategic partnerships with ESRI and Oracle

Strong and loyal customer base, including the Chinese Ministry of Communication, the country’s top transportation regulator

Private clients include internet companies, real estate management companies and transportation industry institutes

Peking University partnership

GeoGIS Research Laboratory

Over 30 PhDs & researchers

Revenue Breakdown for 2008 (9 months)
9%
1%
32%
58%
Transportation
Digital City
Land & Resources & Others
Transportation Advertisement and Media Service

3-Dimension Geography Information System

www.chinatransinfo.com
7

Revenue Breakdown

Land and resources

             – enables municipal governments to assess the
efficiency of land use and the management of
natural resources.

Digital City

             – designed to aid a Chinese government
initiative to outfit all major cities with broadband
and wireless internet access.

Going forward, transportation is expected to
be the largest driver of growth

Transportation solutions

       – tracks and  stores traffic information for
various government entities and private sector
clients.

CHINA TRANSINFO TECHNOLOGY CORP.

Projected Revenue Breakdown for 2008
8%
3%
31%
58%
Transportation
Digital City
Land & Resources & Others
Transportation Advertisement and Media Service

www.chinatransinfo.com
8

Growth in Transportation Sector

China has recently completed large scale
highway infrastructure projects - now the
second longest highway network in the world

The government intends to improve
transportation management using advanced IT
solutions

Motorists are eager to have access to real time
traffic information

Public sector market size of $6.6 Bn based on
11th 5-year plan for transportation information
system upgrades

MOC new budget of $733 Bn for next 5 years
on transportation

Strong demand from private and public sector,
unprecedented market opportunity

Application Solutions

Solution Overview

Custom-designed software based on proprietary GIS technology

Applications convert complex traffic data into easily  digestible graphics with a user-friendly interface

Used throughout China by the Ministry of Communication

Revenue generated on contract-by
contract-basis

Contracts are often extended or expanded

Example Projects

Parking management

E-Government

Highway traffic monitoring

Transportation Planning Systems

Traffic Monitoring System

Intelligent Parking Indication System

www.chinatransinfo.com

10

Application Solution Advantages

Our advantages:

Strong customer relationships with local government transportation agencies

Pioneer in real time traffic reporting technology

Developed national technological standards

  Recent wins:

5 out of 10 prototype projects commissioned by the Ministry of Communication

Beijing - Projects to improve transportation management ahead of Olympics

  Growth plans:

Cooperate with Ministry of Communication to publicize solution to other cities in China

Expand sales network to Zhejiang, Shandong and Liaoning Province

CHINA TRANSINFO TECHNOLOGY CORP.

Beijing Traffic Management Bureau

Transportation Planning System

11

www.chinatransinfo.com

                   Transportation Planning Systems

System Overview

Software systems designed for road and
aqueduct planning and security monitoring

Provides various data points to support
transportation planning including national
economic data, E-map data and highway data

Performs information search queries, statistical
data analysis and module calculation

Target Clients

Provincial Ministries of Communication,
Provincial Administrations of Transportation,
Provincial Highway Bureaus

Municipal Commissions of Communication

CHINA TRANSINFO TECHNOLOGY CORP.

Comprehensive Transportation Information Solutions
+
Transportation Information Media Platforms
Public LBS Service Sub-system
Industry monitor management Sub-system
GPS Satellite
GPS Satellite
Mobile Communication TMC Base Station
Mobile
Internet
Vehicle
Taxi
Long-distance bus
Intercity bus

www.chinatransinfo.com
12

Real-time Traffic Data Information Platforms

Product Overview

GPS monitors placed in taxis and  buses

Provides hardware and software
installations

Information distributed to exterior  displays
on cars, cell phones and PDAs

Revenue derived through exclusive
advertising contracts

Features

Custom mapping and route calculation

Find parking lots, restaurants or sightseeing
destinations

Access real time traffic conditions

TAXI

Transportation Information System Platform

Phone-Communicate with Platform Center

13

www.chinatransinfo.com

Transportation Platform Advantages

Our advantages:

Leading transportation information service
platform technology

Patents for GPS monitoring management
and LCD screen systems

First entrant in current markets with
exclusive operating rights for 10-15 years

First company in China to collect data from
moving vehicles

Recent wins:

Dalian DOT- GPS Control Systems in over
10,000 taxis with citywide advertising rights

Huhhot DOT – GPS Control Systems in
4,700 taxis with citywide advertising rights

Urumqi DOT – GPS Control Systems in
7,000 taxis with citywide advertising rights

Chengdu DOT – selected to provide city
with integrated transportation data platform

Market opportunity:

20 cities in China targeted as potential
markets – each city has 5,000 taxis on
average

Revenue from ads:

On the outside of taxis

Within taxis

At bus stops

Integrated with data on delivery
platforms

CHINA TRANSINFO TECHNOLOGY CORP.

14

www.chinatransinfo.com

Recurring Revenue Model

China TransInfo signs contracts with advertising agents and directly with larger companies seeking advertising

Local agents sign individual contracts with small local companies seeking to place advertisements in taxis

Recent Contracts:

Urumqi: China Unicom (direct) $0.73 million

Malan Advertisement Limited $1.32 million

Onboard
advertisements

Local
advertisers

National scale
advertisers

Local advertising
agents

China
TransInfo

Exclusive
advertising rights

CHINA TRANSINFO TECHNOLOGY CORP.

Road Side ETC Antenna
Electronic Vehicle Tag

www.chinatransinfo.com
15

Electronic Toll Collection

Product Overview:

Technology used is similar to electronic toll collection technology in other countries

Tags in vehicles read by sensors on highways as cars pass

Tags can also be used for traffic information collection systems, automatic parking management systems, gas stations, fast food restaurants and public transportation

Tags are supplied to private individuals; antennas are supplied to highway authorities

Road side ETC antenna

Toll
computer

Electronic
vehicle tag

Back end
system

CHINA TRANSINFO TECHNOLOGY CORP.

Xinjiang Zhangcheng Science and Technology Co., Ltd
Beijing Zhangcheng Science & Technology Co., Ltd
Beijing Zhangcheng Culture & Media Co., Ltd
China TranWiseway Information Technology Co., Ltd
Dalian Dajian Zhitong Information Service Ltd.
Beijing PKU Chinafront High Technology Co., Ltd
Shanghai Yootu Information Technology Ltd.
Heilongjiang
Jilin
Liaoning
Dalian
Beijing
Tianjin
Inner Mongolia
Xinjiang
Shanxi
Gansu
Henan
Shaanxi
Anhui
Shanghai
Sichuan
Hubei
Tibet
Chongqing
Jiangxi
Fujian
Yunnan
Guangxi
Guangdong
Hainan

www.chinatransinfo.com
16

Vast Market Opportunity

Development Plans

Taking first steps to enter the
Beijing market

In contact with planners in Tianjin,
Hebei, Shanxi and Sichuan
Province

          Market Opportunity:

At the end of June 2008, China had almost
126 million private vehicles – the number is
expected to balloon to 140 million by 2010

850,000 kilometers toll highway in China, and
will achieve 70% of toll highways globally

ETC will be the “backbone technology” of the
national toll highway network

Several municipalities and provinces have
recently begun preparations for installations

Geographic Coverage

China TransInfo Subsidiaries

CHINA TRANSINFO TECHNOLOGY CORP.

17

www.chinatransinfo.com

Growth Strategy

Two state business development strategy:

Stage I: Continue high win rate of model cases and pilot
projects launched by various governmental
departments

CTFO won the largest number of contracts in the first
round of National Transportation Information System
construction projects

Target contracts with China’s 600 municipalities to
further guide national standards

Improve technology to meet specific client requirements

Stage II: Convert established business into various
consumer data services which will provide ongoing
revenue streams

Further opportunities will arise from recurring needs for
applications and data services

Evolve into an ongoing transportation information
service provider

Grow revenue from a diverse base of different
technologies and services

CHINA TRANSINFO TECHNOLOGY CORP.

	Technology Leader	Strong R&D	Important Government Customers	Winning Record with Model cases	Low Price Advantage	No modifications needed
China TransInfo	●	●	●	●	●	●
International Competitors	●	◐	○	○	○	○
Domestic Competitors	○	○	◐	◐	●	●

Competitive Landscape

Foreign competitors are priced higher

Foreign products need modifications under Chinese
standards

No major domestic competitors within transportation
information sector

Leader of GIS Technology in
Transportation Sector in China

CHINA TRANSINFO TECHNOLOGY CORP.

19
www.chinatransinfo.com

Executive Management

Shudong Xia,  Chairman of the Board& Chief Executive Officer

Founded Beijing PKU in 2000

From 1998 was involved in several research projects at Peking University

In 2003, Mr. Xia received his PhD in Remote Sensing

Serves on several government advisory committees for the development of GIS services for urban planning

Troy Mao,  Chief Financial Officer

Joined China TransInfo in January, 2008

Previously worked for Deloitte & Touche in both the US and China

Holds a Master’s from UNC Chapel Hill in accounting

Zhiping Zhang,  Vice President of R&D

Professor in Remote Sensing and Geography Information Institute at Peking University

Lead the development of the first Geo-info system software-Citystar - awarded the “Excellence Product
Award”

Vice President of Research and Development since May 14, 2007

Danxia Huang,  Director & Vice President

Formerly Vice President of First City Investment Inc. of Hong Kong

Previously, CEO of an internet company for 3 years.  Holds a MBA from Murdoch Univ. of Australia

CHINA TRANSINFO TECHNOLOGY CORP.

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www.chinatransinfo.com

Directors

Jay Trien,  Independent Director Nominating/Compensation Ctte; Audit Ctte Chair

Senior partner of Trien Rosenberg Rosenberg Weinberg Ciullo & Fazzari, LLP, a certified public accounting and business consulting firm

Expertise on various  business  topics, including tax planning and strategies for financing growth for high tech companies

Bachelor of Science in economics from The Wharton School of the University of Pennsylvania and a
Juris Doctor degree from Rutgers Law School

Zhongsu Chen, Independent Director Audit/Compensation Ctte Nominating Ctte Chair

Over 20 years of professional experience in information technology, including nine years in Wall
Street firms such as DLJ, Standard & Poor's

Deputy chief technology officer at the Shanghai Stock Exchange from 2001 to 2005

Bachelor's degree in mathematics/computer science from Pace University; Master's degree in mathematical sciences from The Johns Hopkins University; PhD degree in computer science/operations research from Stevens Institute of Technology

Dan Liu,  Independent Director Audit/Nominating Ctte; Compensation Ctte Chair

Over forty years of experience in the electronics and information sectors

Chairman of the board of Intel (China) from1991 to 1997; senior advisor to Motorola (China)
from1994 to 1998

Councilor at Chinese Association of Electronics, China Software Industry Association, China News
Technology Association, and China Public Relations Association

CHINA TRANSINFO TECHNOLOGY CORP.

www.chinatransinfo.com
21

Directors

Dongyuan Yang, Independent Director

Over 26 years of experience in the research and application of urban transportation planning, transportation modeling, intellectual transportation systems, and logistic systems planning

Over 80 academic essays in domestic and international industry journals

Spearheaded a number of transportation and logistic planning projects

Vice chancellor of Tongji University since 2002 , the vice chairman of the Shanghai Transportation
Engineering Committee and the vice director of the Transportation Engineering and Technology
Center at the Ministry of Construction

Brandon Ho-Ping Lin, Director

Vice president of investment banking with Credit Suisse / Donaldson, Lufkin & Jenrette (DLJ) in
New York from 1997 to 2001

An Associate in M&A and securities law with Sullivan & Cromwell in Hong Kong and Los Angeles from 1994 to 1996

A partner at SAIF Partners, one of the largest and most successful growth venture capital funds focused on China with $2.2 billion under management

Graduated from Stanford University in 1991 with a Bachelor’s degree with distinction and from
Harvard Law School in 1994 with a Juris Doctor degree cum laude

35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
CAGR = 71%
6.0
7.0
11.9
30.0
8.0
18.7
2005
2006
2007
2008
Projected
9 months
2007
9 months
2008

www.chinatransinfo.com
22

Increasing Revenue Growth

Revenue ($ in Millions)

12
10
8
6
4
2
0
CAGR = 71%
2.2
3.0
4.4
11.0
3.6
7.0
2005
2006
2007
2008 Projected
9 months 2007
9 months 2008

www.chinatransinfo.com
23

High Profitability

Net Income ($ in Millions)

CHINA TRANSINFO TECHNOLOGY CORP.

www.chinatransinfo.com
北大千方 TRANSINFO
24

   Summary Income Statement

$4.4

41%

$4.9

53%

$6.3

$11.9

2007

$7.0

37%

$7.3

55%

$10.4

$18.7

2008

Summary Income Statement

Nine Months Ended

September 30

Year Ended

December 31

($ in million)

2007

2006

Revenues

$8.0

$7.2

Gross Profit

$3.9

$4.0

Gross Margin

49%

56%

Operating Income

$3.1

$3.1

Operating Margin

39%

43%

Net Income

$3.0

$3.0

CHINA TRANSINFO TECHNOLOGY CORP.

25
www.chinatransinfo.com
北大千方 TRANSINFO

    Strong Balance Sheet

$21.4

$19.7

$1.1

$21.4

$17.6

$6.8

Dec. 2007

$50.8

$41.4

$8.1

$50.8

$40.9

$19.1

Sep. 2008

$7.6

$6.1

$1.5

$7.6

$6.6

$1.3

Dec. 2006

($ in millions)

Cash and Equivalents

Total Current Assets

Total Assets

Total Liabilities

Total Shareholders’ Equity

Total Liabilities and Shareholders’ Equity

CHINA TRANSINFO TECHNOLOGY CORP.

www.chinatransinfo.com

26

Concluding Remarks

Rapidly Expanding Market

Attractive market opportunities with huge government demand

Consider the most profitable opportunities

Long Term Growth

Recurring revenue model for data services

Sustainable accelerating growth model

Proven track record and strong client base

Strong Management and Staff

Knowledgeable management and skilled technical team can assure continued project wins

Committed to transparency, creating shareholder value, and reinvesting for growth

Leading GIS Technology

Leader of GIS technology in  transportation sector in China

1st mover in developing technology  to process & broadcast real-time traffic data

Exclusive provider of real-time traffic data for several cities and the national highway network

Strong system delivery track record

Early wins on “model cases” with strong follow-up pipeline of projects

Contact Information

Company Contact:

Investor Relations Contact:

China TransInfo Technology Corp.

Troy Mao

Chief Financial Officer

Suite 717, E-Wing Plaza

No.113 Zhichunlu, Haidian District

Beijing 100086, China

Phone: +86 10 8267 1299 ext 8007

Email: troymao@ctfo.com

CCG Investor Relations

Crocker Coulson

President

1325 Avenue of the Americas

Suite 2800

New York, NY 10019

Phone: +1 646 213 1915

Email:  crocker.coulson@ccgir.com

Thank you